FIRST QUARTER 2020 EARNINGS CONFERENCE CALL Interpublic Group April 22, 2020

Overview — First Quarter 2020 •Net revenue change was -1.6%, and organic growth of net revenue was +0.3% ◦ U.S. organic growth was +0.8% ◦ International organic change was negative -0.7% •In seasonally small quarter, net income was $4.7 million compared with a loss of $8.0 million a year ago, with EBITA of $97.2 million and EBITA margin of 4.9% •Diluted EPS was $0.01 and was $0.11 as adjusted, flat with $0.11 as adjusted a year ago •Initiated comprehensive response to COVID-19 crisis •Issued $650 million 4.75% senior notes maturing in 2030 and entered into additional $500 million credit facility "Organic growth" refers exclusively to the organic change of net revenue. EBITA is calculated as net income (loss) available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net loss of unconsolidated affiliates, net loss attributable to noncontrolling interests and amortization of acquired intangibles. Adjusted diluted EPS is adjusted for amortization of acquired intangibles and sales of businesses in addition to restructuring charges in 2019. See reconciliation of organic net revenue change on page 14 and adjusted non-GAAP reconciliations on pages 15 -17. Interpublic Group of Companies, Inc. 2

Operating Performance Three Months Ended March 31, 2020 2019 Net Revenue $ 1,972.1 $ 2,004.8 Billable Expenses 387.7 356.4 Total Revenue 2,359.8 2,361.2 Salaries and Related Expenses 1,422.8 1,421.1 Office and Other Direct Expenses 378.2 389.2 Billable Expenses 387.7 356.4 Cost of Services 2,188.7 2,166.7 Selling, General and Administrative Expenses 22.4 41.4 Depreciation and Amortization 72.8 71.1 Restructuring Charges 0.0 31.8 Operating Income 75.9 50.2 Interest Expense, net (34.1) (42.0) Other Expense, net (21.8) (6.9) Income Before Income Taxes 20.0 1.3 Provision for Income Taxes 17.2 10.5 Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.3) Net Income (Loss) 2.6 (9.5) Net Loss Attributable to Noncontrolling Interests 2.1 1.5 Net Income (Loss) Available to IPG Common Stockholders $ 4.7 $ (8.0) Income (Loss) per Share Available to IPG Common Stockholders - Basic $ 0.01 $ (0.02) Income (Loss) per Share Available to IPG Common Stockholders - Diluted $ 0.01 $ (0.02) Weighted-Average Number of Common Shares Outstanding - Basic 387.7 384.5 Weighted-Average Number of Common Shares Outstanding - Diluted 391.7 384.5 Dividends Declared per Common Share $ 0.255 $ 0.235 ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 3

Net Revenue Three Months Ended $ % Change March 31, 2019 $ 2,004.8 Foreign currency (20.6) (1.0%) Net acquisitions/(divestitures) (17.5) (0.9%) Organic 5.4 0.3% Total change (32.7) (1.6%) March 31, 2020 $ 1,972.1 Three Months Ended March 31, Change 2020 2019 (1) Organic Total IAN $ 1,664.5 $ 1,706.1 (0.3%) (2.4%) CMG $ 307.6 $ 298.7 3.7% 3.0% (1) Results for March 31, 2019 have been recast to conform to the current-period presentation. See reconciliation of segment organic net revenue change on page 14. ($ in Millions) Interpublic Group of Companies, Inc. 4

Organic Net Revenue Change by Region -1.8% United Kingdom +0.8% +1.2% United States Continental Europe -2.4% All Other Markets -5.3% +10.7% Asia Pacific Latin America “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net -0.7% +0.3% revenue change, on page 14. International Worldwide Three Months Ended March 31, 2020. Organic. Interpublic Group of Companies, Inc. 5

Operating Expenses % of Net Revenue Salaries & Related Office & Other Direct Selling, General & Administrative 72.1% 70.9% 19.2% 19.4% 2.1% 1.1% 2020 2019 2020 2019 2020 2019 Depreciation & Amortization (1) Amortization of Acquired Intangibles Restructuring Charges 2.6% 2.4% 1.1% 1.1% 1.6% 0.0% 2020 2019 2020 2019 2020 2019 (1) Excludes amortization of acquired intangibles. Interpublic Group of Companies, Inc. 6

Adjusted Diluted Earnings Per Share Three Months Ended March 31, 2020 Amortization of Net Losses on Sales of As Reported Acquired Intangibles Businesses Adjusted Results Operating Income and EBITA $ 75.9 $ (21.3) $ 97.2 Total (Expenses) and Other Income (55.9) $ (23.3) (32.6) Income Before Income Taxes 20.0 (21.3) (23.3) 64.6 Provision for Income Taxes 17.2 4.2 0.9 22.3 Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.2) Net Loss Attributable to Noncontrolling Interests 2.1 2.1 DILUTED EPS COMPONENTS: Net Earnings Available to IPG Common Stockholders $ 4.7 $ (17.1) $ (22.4) $ 44.2 Weighted-Average Number of Common Shares Outstanding 391.7 391.7 Earnings per Share Available to IPG Common Stockholders $ 0.01 $ (0.04) $ (0.06) $ 0.11 See full reconciliation of adjusted non-GAAP diluted earnings per share on page 15. ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 7

Cash Flow Three Months Ended March 31, 2020 2019 Net Income (Loss) $ 2.6 $ (9.5) OPERATING ACTIVITIES: Depreciation & amortization 98.3 101.6 Deferred taxes (11.2) (31.0) Net losses on sales of businesses 23.3 8.6 Other non-cash items 23.8 16.5 Change in working capital, net (371.6) (165.8) Change in other non-current assets & liabilities (42.3) (13.9) Net cash used in Operating Activities (277.1) (93.5) INVESTING ACTIVITIES: Capital expenditures (44.6) (32.8) Acquisitions, net of cash acquired (1.3) 0.0 Other investing activities (14.9) 2.1 Net cash used in Investing Activities (60.8) (30.7) FINANCING ACTIVITIES: Proceeds from long-term debt 646.2 0.0 Net increase in short-term borrowings 247.8 201.0 Exercise of stock options 0.0 0.6 Common stock dividends (100.0) (90.6) Tax payments for employee shares withheld (19.1) (21.2) Acquisition-related payments (18.6) 0.0 Distributions to noncontrolling interests (5.6) (2.5) Other financing activities (6.3) (0.6) Net cash provided by Financing Activities 744.4 86.7 Currency effect (46.7) (6.4) Net increase (decrease) in cash, cash equivalents and restricted cash $ 359.8 $ (43.9) ($ in Millions) Interpublic Group of Companies, Inc. 8

Balance Sheet — Current Portion March 31, 2020 December 31, 2019 March 31, 2019 CURRENT ASSETS: Cash and cash equivalents $ 1,554.0 $ 1,192.2 $ 630.5 Accounts receivable, net 3,661.5 5,209.2 4,027.5 Accounts receivable, billable to clients 1,914.0 1,934.1 2,077.4 Assets held for sale 17.4 22.8 19.7 Other current assets 449.8 412.4 491.9 Total current assets $ 7,596.7 $ 8,770.7 $ 7,247.0 CURRENT LIABILITIES: Accounts payable $ 5,559.5 $ 7,205.4 $ 5,733.7 Accrued liabilities 539.5 742.8 663.6 Contract liabilities 571.5 585.6 575.9 Short-term borrowings 310.1 52.4 272.4 Current portion of long-term debt 502.5 502.0 0.1 Liabilities held for sale 55.4 65.0 22.4 Current portion of operating leases 257.4 267.2 263.0 Total current liabilities $ 7,795.9 $ 9,420.4 $ 7,531.1 ($ in Millions) Interpublic Group of Companies, Inc. 9

Debt Maturity Schedule Total Debt = $4.2 billion $813 $313 $650 (2) $537 $500 $500 $500 $500 $500 (1) $250 3.50% 3.75% 4.00% 3.75% 4.20% 4.65% 4.75% 5.40% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Senior Notes - Current Other Short-Term Debt Senior Notes New Senior Notes (1) Senior Notes due on October 1, 2020. (2) On March 30, 2020, we issued a total of $650 in aggregate principal amount of unsecured senior notes due March 30, 2030. Senior Notes shown at face value on March 31, 2020. ($ in Millions) Interpublic Group of Companies, Inc. 10

Summary •Intense focus on navigating the impact of COVID-19 •Foundation for sustained value creation in top talent, strong agency brands and key strategic initiatives ◦ Quality of our agency offerings ◦ Integrated digital and digital specialists ◦ "Open architecture” solutions ◦ Data management at scale •Effective expense management an ongoing priority •Financial strength an ongoing source of value creation Interpublic Group of Companies, Inc. 11

Appendix Interpublic Group of Companies, Inc. 12

Depreciation and Amortization 2020 Q1 Q2 Q3 Q4 YTD 2020 Depreciation and amortization (1) $ 51.5 $ 51.5 Amortization of acquired intangibles 21.3 21.3 Amortization of restricted stock and other non-cash compensation 23.2 23.2 Net amortization of bond discounts and deferred financing costs 2.3 2.3 2019 Q1 Q2 Q3 Q4 FY 2019 Depreciation and amortization (1) $ 49.5 $ 51.7 $ 47.3 $ 44.0 $ 192.5 Amortization of acquired intangibles 21.6 21.3 21.7 21.4 86.0 Amortization of restricted stock and other non-cash compensation 28.2 15.9 14.2 21.9 80.2 Net amortization of bond discounts and deferred financing costs 2.3 2.3 2.4 2.3 9.3 (1) Excludes amortization of acquired intangibles. ($ in Millions) Interpublic Group of Companies, Inc. 13

Reconciliation of Organic Net Revenue Components of Change Change Three Months Net Three Months Ended Foreign Acquisitions / Organic Ended Organic Total March 31, 2019 Currency (Divestitures) March 31, 2020 SEGMENT: IAN (1) $ 1,706.1 $ (18.6) $ (17.4) $ (5.6) $ 1,664.5 (0.3%) (2.4%) CMG (1) 298.7 (2.0) (0.1) 11.0 307.6 3.7% 3.0% Total $ 2,004.8 $ (20.6) $ (17.5) $ 5.4 $ 1,972.1 0.3% (1.6%) GEOGRAPHIC: United States $ 1,314.1 $ 0.0 $ (4.0) $ 9.9 $ 1,320.0 0.8% 0.4% International 690.7 (20.6) (13.5) (4.5) 652.1 (0.7%) (5.6%) United Kingdom 170.3 (1.6) 0.0 (3.0) 165.7 (1.8%) (2.7%) Continental Europe 156.8 (5.1) (7.6) 1.9 146.0 1.2% (6.9%) Asia Pacific 178.0 (4.0) (5.7) (9.5) 158.8 (5.3%) (10.8%) Latin America 80.3 (9.6) 0.0 8.6 79.3 10.7% (1.2%) All Other Markets 105.3 (0.3) (0.2) (2.5) 102.3 (2.4%) (2.8%) Worldwide $ 2,004.8 $ (20.6) $ (17.5) $ 5.4 $ 1,972.1 0.3% (1.6%) (1) Results for March 31, 2019 have been recast to conform to the current-period presentation. ($ in Millions) Interpublic Group of Companies, Inc. 14

Reconciliation of Adjusted Results (1) Three Months Ended March 31, 2020 Amortization of As Reported Acquired Net Losses on Adjusted Intangibles Sales of Businesses Results Operating Income and EBITA $ 75.9 $ (21.3) $ 97.2 Total (Expenses) and Other Income (55.9) $ (23.3) (32.6) Income Before Income Taxes 20.0 (21.3) (23.3) 64.6 Provision for Income Taxes 17.2 4.2 0.9 22.3 Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.2) Net Loss Attributable to Noncontrolling Interests 2.1 2.1 Net Income Available to IPG Common Stockholders $ 4.7 $ (17.1) $ (22.4) $ 44.2 Weighted-Average Number of Common Shares Outstanding - Basic 387.7 387.7 Dilutive effect of stock options and restricted shares 4.0 4.0 Weighted-Average Number of Common Shares Outstanding - Diluted 391.7 391.7 Earnings per Share Available to IPG Common Stockholders: Basic $ 0.01 $ (0.04) $ (0.06) $ 0.11 Diluted $ 0.01 $ (0.04) $ (0.06) $ 0.11 (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 15

Reconciliation of Adjusted Results[1]

	Three Months Ended March 31, 2019				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Adjusted Results
Operating Income and Adjusted EBITA	$ 50.2	$ (21.6)	$ (31.8)		$ 103.6
Total (Expenses) and Other Income	(48.9)			$ (8.6)	(40.3)
Income Before Income Taxes	1.3	(21.6)	(31.8)	(8.6)	63.3
Provision for Income Taxes	10.5	4.2	7.6	0.0	22.3
Equity in Net Loss of Unconsolidated Affiliates	(0.3)				(0.3)
Net Loss Attributable to Noncontrolling Interests	1.5				1.5
Net (Loss) Income Available to IPG Common Stockholders	$ (8.0)	$ (17.4)	$ (24.2)	$ (8.6)	$ 42.2
Weighted-Average Number of Common Shares Outstanding - Basic	384.5				384.5
Dilutive effect of stock options and restricted shares	N/A				4.4
Weighted-Average Number of Common Shares Outstanding - Diluted	384.5				388.9
(Loss) Earnings per Share Available to IPG Common Stockholders:					
Basic	$ (0.02)	$ (0.05)	$ (0.06)	$ (0.02)	$ 0.11
Diluted	$ (0.02)	$ (0.05)	$ (0.06)	$ (0.02)	$ 0.11

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 16

Adjusted EBITA Reconciliation (1) Three Months Ended March 31, 2020 2019 Net Revenue $ 1,972.1 $ 2,004.8 Non-GAAP Reconciliation: Net Income (Loss) Available to IPG Common Stockholders $ 4.7 $ (8.0) Add Back: Provision for Income Taxes 17.2 10.5 Subtract: Total (Expenses) and Other Income (55.9) (48.9) Equity in Net Loss of Unconsolidated Affiliates (0.2) (0.3) Net Loss Attributable to Noncontrolling Interests 2.1 1.5 Operating Income $ 75.9 $ 50.2 Add Back: Amortization of Acquired Intangibles 21.3 21.6 EBITA $ 97.2 $ 71.8 EBITA Margin on Net Revenue % 4.9% 3.6% Restructuring Charges $ — $ 31.8 Adjusted EBITA $ 97.2 $ 103.6 Adjusted EBITA Margin on Net Revenue % 4.9% 5.2% (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. ($ in Millions) Interpublic Group of Companies, Inc. 17

Metrics Update Interpublic Group of Companies, Inc. 18

Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help Interpublic Group of Companies, Inc. 19

Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months 64.8% 64.6% 3/31/2020 12/31/2019 Interpublic Group of Companies, Inc. 20

Salaries & Related Expenses (% of Net Revenue) Three Months Ended March 31 Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help 61.7% 5.0% 4.5% 59.4% 1.2% 4.2% 3.7% 0.8% Three Months Three Months Three Months Three Months 2020 2019 “All Other Salaries & Related,” not shown, was 1.0% and 1.5% for the three months ended March 31, 2020 and 2019, respectively. Certain information for the prior period has been recast to conform to the current-period presentation. Interpublic Group of Companies, Inc. 21

Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months 18.1% 18.1% 3/31/2020 12/31/2019 Interpublic Group of Companies, Inc. 22

Office & Other Direct Expenses (% of Net Revenue) Three Months Ended March 31 Occupancy Expense All Other 12.8% 6.7% 12.5% 6.6% Three Months Three Months 2020 2019 “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), long-lived asset impairments and other expenses. Interpublic Group of Companies, Inc. 23

Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities (1) $500 $1,492 $1,492 $1,491 $1,491 $1,491 (2) $1,554 $1,192 $631 $614 $521 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 Cash and Cash Equivalents Available Committed Credit Facility New Credit Facility (1) In March 2020, we entered into an agreement for a 364-day revolving credit facility. (2) Includes net proceeds from our March 2020 debt issuance of $650 aggregate principal amount of Senior Notes. ($ in Millions) Interpublic Group of Companies, Inc. 24

Credit Facilities Covenant (1) Last Twelve Months Ended Covenants March 31, 2020 I. Leverage Ratio (not greater than) 3.75x Actual Leverage Ratio 2.86x Last Twelve Months Ended EBITDA RECONCILIATION: March 31, 2020 Operating Income $ 1,111.7 + Depreciation and Amortization 366.5 EBITDA: $ 1,478.2 (1) The leverage ratio financial covenant applies to both our committed corporate credit facility, amended and restated as of November 1, 2019, and our 364-day credit facility entered into on March 27, 2020. ($ in Millions) Interpublic Group of Companies, Inc. 25

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the outbreak of the novel coronavirus ("COVID-19"), including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ▪ failure to realize the anticipated benefits on the acquisition of the Acxiom business Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and our other SEC filings. Interpublic Group of Companies, Inc. 26